UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 23, 2013

HUDSON VALLEY HOLDING CORP.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	001-34453	13-3148745
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

21 Scarsdale Road, Yonkers, New York		10707
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(914) 961-6100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On April 23, 2013, Hudson Valley Holding Corp. (the “Company”) issued a press release reporting its financial results for the first quarter and three months ended March 31, 2013 and announcing a cash dividend. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information disclosed in this Item 2.02 shall be considered “furnished” but not “filed” for purposes of the Securities and Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of the Company dated April 23, 2013 reporting First Quarter and three months ended March 31, 2013 financial results and announcing a cash dividend

The press release in Item 9.01 as Exhibit 99.1 shall be considered “furnished” but not “filed” for purpose of the Securities and Exchange Act of 1934, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON VALLEY HOLDING CORP.

April 23, 2013	By:	Stephen R. Brown

Name: Stephen R. Brown
Title: President & Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of the Company dated April 23, 2013 reporting First Quarter and three months ended March 31, 2013 financial results and announcing a cash dividend